UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 4, 2016

LIFEWAY FOODS, INC.

(Exact name of registrant as specified in its charter)

ILLINOIS	000-17363	36-3442829
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6431 West Oakton St., Morton Grove, IL	60053
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (847) 967-1010

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is being filed to amend and restate the information provided in the Current Report on Form 8-K filed by Lifeway Foods, Inc. on November 8, 2016.

Item 4.02       Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 4, 2016, the Audit Committee of the Board of Directors (the "Board") of Lifeway Foods, Inc. (the "Company"), upon the recommendation of management, determined that the consolidated financial statements (the "Previously Issued Financial Statements") presented in the Company's reports for:

•	the annual period ended December 31, 2015, and the reports of the independent registered public accounting firm thereon, and related quarterly periods for the annual period ended December 31, 2015; and
•	the quarterly periods ended March 31 and June 30, 2016

as set forth in the Company's previous filings with the Securities and Exchange Commission (the "SEC") (the "Revised Periods") should no longer be relied upon as a result of the errors described below. Similarly, earnings releases, management's report on the effectiveness of disclosure controls and procedures, in each case for the Revised Periods and earnings releases, press releases and investor communications describing the Previously Issued Financial Statements should no longer be relied upon because of certain misclassifications described below.

As a result of enhancing its financial reporting efforts, during the third quarter of fiscal 2016, the Company recorded adjustments to properly classify indirect manufacturing overhead costs related to certain production facilities within our manufacturing platform as an element of Cost of Goods Sold in our Statements of Income (Loss) and Comprehensive Income (Loss). In prior periods these costs were incorrectly classified in General and Administrative (G&A) expenses. The Audit Committee of the Company's Board of Directors, upon recommendation of management and after discussion with the Company's independent registered public accounting firm, concluded that the Company will correct and revise its expenses by reclassifying certain amounts previously reported in G&A expense into Cost of Goods Sold in the Previously Issued Financial Statements for the Revised Periods.

Additionally, in the first and second quarter of 2015, certain executive compensation was classified in Selling expenses that more appropriately should be classified as G&A expenses. We previously corrected these classification errors in our first and second quarter 2016 filings on Form 10-Q with the SEC.

The reclassifications have no impact on the Company's previously-reported net sales, income from operations, net income, or basic and diluted earnings per common share presented in its Consolidated Statements of Income (Loss) and Comprehensive Income (Loss), nor does it have any effect on the Company's previously-reported Consolidated Balance Sheets, Consolidated Statements of Cash Flows, or Consolidated Statements of Changes in Stockholders' Equity.

Collectively, these adjustments had the following impact on our Consolidated Statements of Income (Loss) and Comprehensive Income (Loss):

	(Unaudited) Three Months Ended March 31, 2016			(Unaudited) Six Months Ended June 30, 2016
	As Previously Reported	Adjustment	As Revised	As Previously Reported	Adjustment	As Revised

Net Sales	$32,570	$–	$32,570	$63,701	$–	$63,701
Cost of Goods Sold	23,351	519	23,870	44,290	976	45,266
Gross Profit	9,219	(519)	8,700	19,411	(976)	18,435

Selling expenses	2,964	–	2,964	6,427	–	6,427
General & administrative	4,465	(519)	3,946	7,968	(976)	6,992
Amortization	176	–	176	353	–	353
Operating expenses	7,605	(519)	7,086	14,748	(976)	13,772

Income from Operations	$1,614	$–	$1,614	$4,663	$–	$4,663

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	(Unaudited) Three Months Ended March 31, 2015			(Unaudited) Six Months Ended June 30, 2015
	As Previously Reported (a)	Adjustment	As Revised	As Previously Reported (a)	Adjustment	As Revised

Net Sales	$29,622	$–	$29,622	$59,443	$–	$59,443
Cost of Goods Sold	21,239	458	21,697	44,044	1,017	45,061
Gross Profit	8,383	(458)	7,925	15,399	(1,017)	14,382

Selling expenses	3,302	–	3,302	5,920	–	5,920
General & administrative	3,492	(458)	3,034	7,662	(1,017)	6,645
Amortization	179	–	179	358	–	358
Operating expenses	6,973	(458)	6,515	13,940	(1,017)	12,923

Income from Operations	$1,410	$–	$1,410	$1,459	$–	$1,459

(a)   As previously reported in our first and second quarter 2016 Form 10-Q filings.

	(Unaudited) Nine Months Ended September 30, 2015			Twelve Months Ended December 31, 2015
	As Previously Reported (c)	Adjustment (b)	As Revised	As Previously Reported (d)	Adjustment (b)	As Revised

Net Sales	$89,042	$–	$89,042	$118,587	$–	$118,587
Cost of Goods Sold	64,588	1,137	65,725	86,986	1,556	88,542
Gross Profit	24,454	(1,137)	23,317	31,601	(1,556)	30,045

Selling expenses	9,486	(860)	8,626	12,752	(860)	11,892
General & administrative	10,920	(277)	10,643	13,730	(696)	13,034
Amortization	537	–	537	716	–	716
Operating expenses	20,943	(1,137)	19,806	27,198	(1,556)	25,642

Income from Operations	$3,511	$–	$3,511	$4,403	$–	$4,403

(b) Includes the reclassification of certain executive compensation from Selling to G&A expenses.

(c) As previously reported in our third quarter 2015 Form 10-Q filed on November 9, 2015.

(d) As previously reported in our 2015 Form 10-K filed on March 16, 2016.

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The Company has determined that it shall be amending and restating its (i) Annual Report on Form 10-K filed with the SEC on March 16, 2016; and (ii) its Quarterly Reports on Form 10-Q filed with the SEC on May 10, 2016 and August 17, 2016. The Company does not intend to amend any Quarterly Reports on Form 10-Q filed during the 2015 fiscal year. The impact of the accounting errors referred to in this report for the three and nine month periods ended September 30, 2015 have been corrected in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 10, 2016, and the impact of the errors on the first and second quarters of 2015 will be corrected in the proposed amended and restated Quarterly Reports on Form 10-Q filed with the SEC on May 10, 2016 and August 17, 2016. In addition, the Company intends to include appropriate note disclosure in its amended and restated 2015 Form 10-K of the errors and the corrected amounts for the 2015 quarterly periods.

In connection with the revisions described above, the Company has considered the impact of these classification errors on our internal control assessment and have concluded that the errors are indicative of our existing material weakness in our internal control over financial reporting. As previously disclosed in the Company's 2015 Annual Report on Form 10-K, the Company and its management continue to work to improve the overall effectiveness of its internal control over financial reporting and disclosure controls and procedures in order to rectify its identified material weaknesses. The Company believes that the identification of the classification errors was consequential of the remediation of the material weakness in those controls.

The Company's management and the Audit Committee have discussed the matters disclosed under this Item 4.02 with the Company's independent registered public accounting firm, Mayer Hoffman McCann.

Caution Regarding Forward-Looking Statements

This Form 8-K includes information that constitutes forward-looking statements. Forward-looking statements often address our expected future business and financial performance, and often contain words such as "believe," "expect," "anticipate," "intend," "plan," or "will." By their nature, forward-looking statements address matters that are subject to risks and uncertainties. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Examples of such forward-looking statements include, but are not limited to, statements regarding our expectations with regard to any revised amount in our financial statements for the Revised Period or our anticipated financial results for the three months ended September 30, 2016 furnished under Items 4.02 herein. Factors that could cause or contribute to such differences include: the review of the Company's accounting, accounting policies and internal control over financial reporting; the preparation of and review of the Form 10-Q for the quarter ended September 30, 2016 and the Form 10-K for the year ended December 31, 2016; and the subsequent discovery of additional adjustments to the Company's previously issued financial statements. Actual events or results may differ materially from the Company's expectations. In addition, our financial results and stock price may suffer as a result of this review and any subsequent determinations from this process or any actions taken by governmental or other regulatory bodies as a result of this process. These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in the Company's Annual Report on Form 10-K for the year ended December 31, 2015, and Lifeway's other filings with the SEC, which are available at www.lifewaykefir.com. Except as required by law, the Company expressly disclaims any intention or obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEWAY FOODS, INC.
Dated: December 9, 2016	By:	/s/ John P. Waldron
Name: John P. Waldron
Title: Chief Financial and Accounting Officer

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